SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 15, 2008

VERTIS, INC.

d/b/a Vertis Communications

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-97721	13-3768322
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 WEST PRATT STREET
BALTIMORE, MARYLAND		21201
(Address of Principal Executive Offices)		(Zip Code)

(410) 528-9800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into A Material Definitive Agreement

The information provided in Item 1.03 of this Current Report on Form 8-K regarding the DIP Credit Agreement (as such term is defined below) is incorporated by reference into this Item 1.01.

Item 1.03               Bankruptcy Or Receivership

On July 15, 2008, Vertis Holdings, Inc. (“Holdings”), Vertis, Inc. (the “Company”), and certain of Holdings’ direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”).  The Chapter 11 cases are being jointly administered under the caption In re Vertis Holdings, Inc., Chapter 11 Case No. 08-11460 (CSS) (jointly administered) (the “Chapter 11 Case”).  The Debtors continue to operate their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.  As previously disclosed, on May 22, 2008, the Company entered into a Restructuring Agreement (the “Restructuring Agreement”) with certain of the Company’s pre-petition noteholders pursuant to which such pre-petition noteholders agreed to vote in favor of and support the Company’s proposed financial restructuring plan including, among other things, the filing by the Debtors of the Chapter 11 Case and its prepackaged plan of reorganization, subject to the terms and conditions contained in the Restructuring Agreement.  One hundred percent in dollar amount and 100 percent in number of holders of the Company’s 9.75 percent Senior Secured Second Lien Notes due 2009, 98.6 percent in dollar amount and 98.3 percent in number of holders of the Company’s 10.875 percent Senior Notes due 2009 and 100 percent in dollar amount and 100 percent in number of holders of the Company’s 13.5 percent Senior Subordinated Notes due 2009 that voted on the Company’s prepackaged plan voted to approve the plan.  A copy of the press release, dated July 15, 2008, announcing the bankruptcy filing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The terms of the prepackaged plan of reorganization which was filed with the Bankruptcy Court are described in the press release.

In addition, the Debtors entered into a Senior Secured Priming and Superpriority Debtor-in-Possession Credit Agreement, dated as of July 17, 2008 (the “DIP Credit Agreement”), among the Company, as borrower, the other Debtors as guarantors, General Electric Capital Corporation, as agent and lender, Bank of America, N.A., as documentation agent, and the lenders from time to time party thereto.  Certain of the Company’s existing lenders are also lenders under the DIP Credit Agreement.  The DIP Credit Agreement received interim approval by the Bankruptcy Court on July 16, 2008, but remains subject to final approval by the Bankruptcy Court, which has scheduled a hearing for August 13, 2008 to consider final approval.  The DIP Credit Agreement provides for a $380 million commitment of debtor-in-possession financing to prepay certain pre-petition senior secured indebtedness, terminate the Company’s accounts receivable facility and fund the working capital requirements of the Debtors during the pendency of the Chapter 11 Case.

The DIP Credit Agreement provides for certain financial and other covenants including, but not limited to, affirmative and negative covenants with respect to additional indebtedness,

new liens, declaration or payment of dividends, sales of assets, acquisitions, loans, investments and compliance with the Company’s operating budget.  Payment under the DIP Credit Agreement may be accelerated following certain events of default including, but not limited to, dismissal of any of the Chapter 11 Cases or conversion to chapter 7 of the Bankruptcy Code, appointment of a trustee or examiner with enlarged powers, failure to make payments when due, noncompliance with covenants, breaches of representations and warranties, failure to confirm a plan of reorganization within 90 days of the commencement of the Chapter 11 Case and entry of any order permitting holders of security interests to foreclose on any of the collateral securing the DIP Credit Agreement.  The DIP Credit Agreement matures on the earlier of (i) October 13, 2008 or (ii) the effective date of a plan confirmed in the Chapter 11 Case.  The DIP Credit Agreement is secured by liens on substantially all of the Debtors’ assets.

The foregoing description of the DIP Credit Agreement is qualified in its entirety by reference to the DIP Credit Agreement and the related Security Agreement and Pledge Agreements, each dated as of July 17, 2008, among General Electric Capital Corporation, as agent, and the Debtors party thereto, copies of which are attached hereto as Exhibits 10.1 through 10.9 and are incorporated herein by reference.

Item 2.03.              Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant.

The information provided in Item 1.03 of this Current Report on Form 8-K regarding the DIP Credit Agreement is incorporated by reference into this Item 2.03.

Item 2.04.              Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The filing of the Chapter 11 Case constituted an event of default or otherwise triggered repayment obligations under the Company’s $250 million credit facility, accounts receivable facility and $350 million 9.75% Senior Secured Second Lien Notes due 2009, $350 million 10.875% Senior Notes due 2009 and $293.5 million 13.5% Senior Subordinated Notes due 2009.  As a result, all indebtedness outstanding under these facilities and the notes became automatically due and payable, subject to an automatic stay of any action to collect, assert, or recover a claim against the Company and the application of applicable bankruptcy law.

Item 9.01               Financial Statements And Exhibits

(d) Exhibits

10.1

Senior Secured Priming and Superpriority Debtor-in-Possession Credit Agreement, dated as of July 17, 2008, among Vertis, Inc., as borrower, Vertis Holdings, Inc. (“Holdings”), and certain of Holdings’ direct and indirect subsidiaries, as guarantors, General Electric Capital Corporation, as agent and lender, Bank of America, N.A., as documentation agent, and the lenders from time to time party thereto.

10.2	Security Agreement, dated as of July 17, 2008, among General Electric Capital Corporation, as agent, and the Debtors party thereto.

10.3	Pledge Agreement, dated as of July 17, 2008, among General Electric Capital Corporation, as agent, and Holdings.

10.4	Pledge Agreement, dated as of July 17, 2008, among General Electric Capital Corporation, as agent, and the Company.

10.5	Pledge Agreement, dated as of July 17, 2008, among General Electric Capital Corporation, as agent, and Vertis Mailing LLC.

10.6	Pledge Agreement, dated as of July 17, 2008, among General Electric Capital Corporation, as agent, and USA DIRECT, LLC.

10.7	Pledge Agreement, dated as of July 17, 2008, among General Electric Capital Corporation, as agent, and Webcraft Chemicals, LLC.

10.8	Pledge Agreement, dated as of July 17, 2008, among General Electric Capital Corporation, as agent, and Enteron Group, LLC.

10.9	Pledge Agreement, dated as of July 17, 2008, among General Electric Capital Corporation, as agent, and Webcraft, LLC.

99.1	Press Release, dated July 15, 2008, issued by Vertis, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTIS, INC.

By:	/s/ Barry Kohn
	Name:	Barry Kohn
	Title:	Chief Financial Officer

Date:  July 17, 2008

EXHIBIT INDEX

Exhibit
Number	Description

10.1

Senior Secured Priming and Superpriority Debtor-in-Possession Credit Agreement, dated as of July 17, 2008, among Vertis, Inc., as borrower, Vertis Holdings, Inc. (“Holdings”), and certain of Holdings’ direct and indirect subsidiaries, as guarantors, General Electric Capital Corporation, as agent and lender, Bank of America, N.A., as documentation agent, and the lenders from time to time party thereto.

10.2	Security Agreement, dated as of July 17, 2008, among General Electric Capital Corporation, as agent, and the Debtors party thereto.

10.3	Pledge Agreement, dated as of July 17, 2008, among General Electric Capital Corporation, as agent, and the Debtors party thereto.

10.4	Pledge Agreement, dated as of July 17, 2008, among General Electric Capital Corporation, as agent, and the Company.

10.5	Pledge Agreement, dated as of July 17, 2008, among General Electric Capital Corporation, as agent, and Vertis Mailing LLC.

10.6	Pledge Agreement, dated as of July 17, 2008, among General Electric Capital Corporation, as agent, and USA DIRECT, LLC.

10.7	Pledge Agreement, dated as of July 17, 2008, among General Electric Capital Corporation, as agent, and Webcraft Chemicals, LLC.

10.8	Pledge Agreement, dated as of July 17, 2008, among General Electric Capital Corporation, as agent, and Enteron Group, LLC.

10.9	Pledge Agreement, dated as of July 17, 2008, among General Electric Capital Corporation, as agent, and Webcraft, LLC.

99.1	Press Release, dated July 15, 2008 issued by Vertis, Inc.